NEW TOTALACCUMULATOR VARIABLE ADJUSTABLE LIFE

Issued by

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

Through

WILTON REASSURANCE LIFE CO OF NEW YORK

VARIABLE LIFE SEPARATE ACCOUNT A

Supplement dated May 7, 2024

to the

Prospectus dated May 1, 2024

Appendix A is updated as follows:

Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Returns (as of 12/31/23)
			1 year	5 year	10 year
Long-term capital appreciation.	Fidelity® VIP ContrafundSM Portfolio - Initial Class Fidelity Management & Research Company (FMR) (Subadviser FMR UK, FMR HK and FMR Japan)	0.56	33.45%	16.65%	11.61%
Capital appreciation.	Fidelity® VIP Emerging Markets Portfolio - Initial Class Fidelity Management & Research Company (FMR) (Subadviser FMR UK, FMR HK, FMR Japan, FIA (UK) and FIJ)	0.89	9.66%	7.79%	5.18%
Reasonable Income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.	Fidelity® VIP Equity-Income PortfolioSM - Initial Class Fidelity Management & Research Company (FMR) (Subadviser FMR UK, FMR HK and FMR Japan)	0.47	10.65%	12.30%	8.58%
As high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity® VIP Government Money Market Portfolio - Initial Class Fidelity Management & Research Company (FMR) (Subadviser FMR UK, FMR HK and FMR Japan)	0.27	4.89%	1.72%	1.11%

High total return through a combination of current income and capital appreciation.	Fidelity® VIP Growth & Income Portfolio - Initial Class Fidelity Management & Research Company (FMR) (Subadviser FMR UK, FMR HK and FMR Japan)	0.49	18.72%	14.79%	10.27%
Seeks capital appreciation.	Fidelity® VIP Growth Portfolio - Initial Class Fidelity Management & Research Company (FMR) (Subadviser FMR UK, FMR HK and FMR Japan)	0.58	36.24%	19.64%	14.80%
A high level of current income, while also considering growth of capital.	Fidelity® VIP High Income Portfolio - Initial Class Fidelity Management & Research Company (FMR) (Subadviser FMR UK, FMR HK and FMR Japan)	0.77	10.48%	3.87%	3.40%
As high a level of current income as is consistent with the preservation of capital.	Fidelity® VIP Investment Grade Bond Portfolio - Initial Class Fidelity Management & Research Company (FMR) (Subadviser FMR UK, FMR HK and FMR Japan)	0.38	6.20%	1.97%	2.33%
Long-term growth of capital.	Fidelity® VIP Mid Cap Portfolio - Initial Class Fidelity Management & Research Company (FMR) (Subadviser FMR UK, FMR HK and FMR Japan)	0.57	15.08%	12.45%	8.12%
Above-average income and long-term capital growth, consistent with reasonable investment risk. Fund seeks to provide a yield that exceeds the composite yield of the S&P 500® Index.	Fidelity® VIP Real Estate Portfolio - Initial Class Fidelity Management & Research Company (FMR) (Subadviser FMR UK, FMR HK and FMR Japan)	0.60	11.19%	5.22%	6.04%
Capital appreciation.	Fidelity® VIP Value Strategies Portfolio - Initial Class Fidelity Management & Research Company (FMR) (Subadviser FMR UK, FMR HK and FMR Japan)	0.60	20.85%	16.93%	9.38%

This Supplement amends the above referenced Prospectus offered by Wilton Reassurance Life Company of New York. Please keep this Supplement for future reference together with your Prospectus. All capitalized terms have the same meaning as those included in the Prospectus.